SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 31, 2003

CHAMPION PARTS, INC.

(Exact name of Registrant as specified in its Charter)

Illinois

      1-7807

      36-2088911

        (State or other jurisdiction    (Commission File Number)     (IRS Employer Identification No.)

           of  Incorporation)

2005 West Avenue B, Hope Arkansas

    71801

(address of principal executive offices)

(Zip Code)

(870) 777-8821

Registrant's telephone number, including area code

Item 9.  Regulation FD Disclosure

The information provided herein is being furnished pursuant to Item 9 of this Current Report on Form 8-K.  In accordance with General Instruction B.6 of Form 8-K, the information provided under Item 9 of this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

On March 31, 2003, Champion Parts, Inc. issued a press release announcing earnings for the fiscal year ended December 31, 2002 and for the fourth quarter of 2002.  A copy of the press release is attached as Exhibit 99.1 hereto.  The Company’s Form 10-K was filed with the Securities and Exchange Commission on March 28, 2003.

The consolidated results for the fourth quarter ended December 31, 2002 reported in the press release were incorrectly presented and the corrected consolidated results are set forth below.  The correction relates to a reclassification of $127,000 of unused restructuring reserve from non-operating income to a reduction of cost of products sold.  The corrected line items are “Cost of products sold,” “Total costs and expenses,” “Operating Income/(Loss),” “Other non-operating exp/(inc)” and “Total non-operating exp/(inc).” The Company does not consider this correction material and, therefore, is not issuing a corrected press release.

Champion Parts, Inc.

Corrected Consolidated Results

For the Quarter Ended December 31, 2002

(Unaudited)

Net Sales	$5,618,000
Costs and Expenses:
Cost of products sold.	4,387,000
Selling, distribution & admin	594,000
Relocation & Restructuring costs	51,000
Total costs and expenses	5,032,000
Operating Income/(Loss)	586,000
Non-operating expense/(income):
Interest expense.	117,000
Other non-operating exp/ (inc)	122,000
Total non-operating exp/(inc)	239,000
Net income/(loss) before income taxes	347,000
Income taxes	(4,000)
Net income/(Loss)	$351,000
Weighted Average Common Shares Outstanding at December 31:
Basic	3,655,266
Diluted	3,659,410
Earnings Per Common Share -Basic: Net Income/(loss) per common share	$0.10
Earnings Per Common Share-Diluted: Net Income/(loss) per common share	$0.10

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHAMPION PARTS, INC.

/s/  Richard W. Simmons

Richard W. Simmons

Vice President Finance, CFO and Secretary

Dated:  April 2, 2003

Exhibit 99.1

CHAMPION PARTS REPORTS HIGHER FOURTH QUARTER

AND YEAR-END SALES AND PROFITS

Improved Results Attributed to Steadily Increased Sales of Air Conditioning Compressor Product Lines

and Implemented Cost Effective Plant Restructuring Measures at Arkansas Facility

HOPE, Ark., March 31, 2003 -- Champion Parts, Inc. (OTC/BB: CREB) today reported net income for the fourth quarter ended December 31, 2002 of $351,000, or $0.10 per share, compared to a net loss of $244,000, or $0.07 per share for the same period in 2001.

For the year 2002, the company reported net income of $367,000, or $0.10 per share, compared to $7,000 or $0.00 per share for the same period in 2001.  Net sales increased 13% to $24,790,000, versus $21,936,000 for the comparable period in 2001.

“We are pleased with the results of our fourth quarter and the full year,” said Jerry A. Bragiel, president and chief executive officer.  “We benefited for a full year from continued strong sales from our air conditioning compressor product lines and realized reduced costs and improved operating efficiencies, stemming from the company’s comprehensive plant restructuring program implemented early in 2002.  The company saw the realization of this plan begin to manifest itself in the second half operating results of 2002,” Bragiel said.

The chief executive also noted that without the net relocation and restructuring costs, net income for the year 2002 would have been $822,000, an increase of $815,000 over the year 2001.

The company also reported that a reduction in inventory has already been realized and further reductions in the ensuing months should improve cash flow.  With the plant consolidation plan now complete, the company said that it would focus on further improvements in efficiency in the months ahead.  The company may also realize additional benefits from the sale of its closed 200,000 sq. ft. company-owned Pennsylvania facility.

“The year was filled with a strong challenge that we imposed early on,” said Bragiel, “and we collectively and strategically met it head on.

“Champion Parts,” Bragiel continued, “is currently expanding its air conditioning compressor operation that it acquired a little over a year ago,” and further noted that management is pursuing new products and new markets for existing products, which includes internal product development, as well as possible acquisition opportunities.

Exhibit 99.1

Champion Parts, Inc.

Champion Parts remanufactures fuel system components, air conditioning compressors, front wheel drive assemblies, and other underhood electrical and mechanical products for the passenger car and light truck, agricultural, heavy-duty truck and marine parts aftermarket.

Certain forward-looking statements in this press release involve various risks and uncertainties, including, without limitation, those statements relating to the impact of plant consolidation and product marketing and those statements relating to market expansion and acquisitions.  These statements are forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby.  Although the company believes that its forward-looking statements are reasonable, there are no assurances that such statements will prove to be correct.  Attention is directed to the discussion of risks and uncertainties contained in the Factors Which May Affect Future Results section of the company’s Form 10-K and other reports filed with the Securities and Exchange Commission.

Exhibit 99.1

Champion Parts, Inc.

CHAMPION PARTS, INC. Consolidated Results Unaudited Audited Fourth Quarter Ended Year Ended
	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2001
Net Sales	$5,618,000	$4,840,000	$24,790,000	$21,936,000
Costs and Expenses:
Cost of products sold	4,514,000	4,232,000	20,804,000	19,291,000
Selling, distribution & admin	594,000	680,000	2,680,000	2,544,000
Relocation & Restructuring costs	51,000	154,000	455,000	154,000
Total costs and expenses	5,159,000	5,066,000	23,939,000	21,989,000
Operating Income/(Loss)	586,000	(226,000)	851,000	(53,000)
Non-operating expense/(income):
Interest expense	117,000	136,000	529,000	491,000
Other non-operating exp/(inc)	(5,000)	(128,000)	(50,000)	(561,000)
Total non-operating exp/(inc)	112,000	8,000	479,000	(70,000)
Net Income/(loss) before income taxes	347,000	(234,000)	372,000	17,000
Income Taxes	(4,000)	10,000	5,000	10,000
Net Income/(Loss)	$351,000	$(244,000)	$367,000	$7,000
Weighted Average Common Shares Outstanding at December 31:
Basic	3,655,266	3,655,266	3,655,266	3,655,266
Diluted	3,659,410	3,671,497	3,655,266	3,671,497
Earnings Per Common Share -Basic: Net Income/(loss) per common share	$0.10	($0.07)	$0.10	$0.00
Earnings Per Common Share-Diluted: Net Income/(loss) per common share	$0.10	($0.07)	$0.10	$0.00